UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 15, 2011

SYNERGY RESOURCES CORPORATION
 (Exact name of registrant as specified in its charter)

Colorado	001-35245	20-2835920
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20203 Highway 60
Platteville, Colorado 80651
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:      (970) 737-1073

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Press Release

On December 15, 2011, Synergy Resources Corporation (the “Company”) issued a press release announcing that it intends to engage in an underwritten public offering of shares of its common stock.

Supplemental Information

Attached hereto as Exhibit 99.2 is a copy of the Company’s current management presentation.

Item 9.01.  Financial Statements and Exhibits.

     (d)        Exhibits

    The following exhibits are filed with this report:

Number	Description

99.1	Press Release issued by Synergy Resources Corporation on December 15, 2011.
99.2	Management Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 15, 2011

SYNERGY RESOURCES CORPORATION

By:	/s/ Frank L. Jennings
Frank L. Jennings, Principal Financial Officer

Exhibit Index

Exhibit No.	Description

99.1*	Press release issued by Synergy Resources Corporation on December 15, 2011.

99.2*	Management Presentation

*	Filed electronically with this report.